Stock-Based Compensation	12 Months Ended
Dec. 31, 2021
Share-Based Payment Arrangement [Abstract]
Stock-Based Compensation	Stock-Based Compensation
We have a principal share-based compensation plan (the “2020 Long-Term Incentive Plan”) that provides for the grant of unrestricted and restricted stock, restricted stock units, other stock based awards, stock options, performance awards, substitute awards, cash awards and stock appreciation rights. Subject to adjustment for certain events, an aggregate of 6,019,255 of these awards may be issued pursuant to awards granted under the 2020 Long-Term Incentive Plan. We also have a long-term incentive compensation plan which expired pursuant to its terms on December 31, 2020, but continues to govern outstanding equity awards granted thereunder and the plan will be terminated following the settlement of all outstanding awards granted thereunder. Our accounting policy for the recognition of compensation expense for awards with pro-rata vesting is to expense the costs ratably over the vesting periods. Share-based awards paid in cash upon vesting are accounted for as liability awards and recorded at fair value at the end of each reporting period with a mark-to-mark adjustment recognized in earnings.

In July 2021, we adopted a stock compensation deferral plan which allows non-employee directors to defer settlement of vested stock granted under our share-based compensation plan. This plan was effective October 1, 2021.
The compensation expense and associated tax benefit were as follows:

	Years Ended December 31,
	2021	2020	2019
	(In thousands)
Compensation expense:
Restricted stock units	$29,453	$23,539	$26,833
Performance stock units	12,591	6,130	14,679
Total compensation expense	$42,044	$29,669	$41,512
Tax benefit recognized on compensation expense	$10,545	$3,965	$13,253

Additionally, HEP maintains a share-based compensation plan for Holly Logistic Services, L.L.C.'s non-employee directors and certain executives and employees. Compensation cost attributable to HEP’s share-based compensation plan was $2.6 million, $2.2 million and $2.5 million for the years ended December 31, 2021, 2020 and 2019, respectively.

Restricted Stock Units
Under our long-term incentive plan, we grant certain officers and other key employees restricted stock unit awards, which are payable in stock or cash and generally vest over a period of three years. Restricted stock unit award recipients have the right to receive dividends, however, restricted stock units do not have any other rights of absolute ownership. Upon vesting, restrictions on the restricted stock units lapse at which time they convert to common shares or cash. In addition, we grant non-employee directors restricted stock unit awards, which typically vest over a period of one year and are payable in stock. The fair value of each restricted stock unit award is measured based on the grant date market price of our common shares and is amortized over the respective vesting period. We account for forfeitures on an estimated basis.

A summary of restricted stock unit activity during the year ended December 31, 2021 is presented below:

Restricted Stock Units	Grants	Weighted Average Grant Date Fair Value

Outstanding at January 1, 2021	2,057,045	$29.76
Granted	564,146	$33.95
Vested	(840,648)	$33.76
Forfeited	(176,003)	$29.98
Outstanding at December 31, 2021	1,604,540	$29.11

For the years ended December 31, 2021, 2020 and 2019, restricted stock and restricted stock units vested having a grant date fair value of $28.4 million, $28.2 million and $30.9 million, respectively. For the years ended December 31, 2020 and 2019, we granted restricted stock units having a weighted average grant date fair value of $22.20 and $52.62, respectively. As of December 31, 2021, there was $29.7 million of total unrecognized compensation cost related to non-vested restricted stock unit grants. That cost is expected to be recognized over a weighted-average period of 1.6 years. For the years ended December 31, 2021, 2020 and 2019, we paid $3.4 million, $1.3 million and $1.7 million, respectively, in cash equal to the value of the stock award on the vest date to certain employees to settle 105,459, 55,222 and 32,648, respectively, restricted stock units.

Performance Share Units
Under our long-term incentive plan, we grant certain officers and other key employees performance share units, which are payable in stock or cash upon meeting certain criteria over the service period, and generally vest over a period of three years. Under the terms of our performance share unit grants, awards are subject to “financial performance” and “market performance” criteria. Financial performance is based on our financial performance compared to a peer group of independent refining companies, while market performance is based on the relative standing of total shareholder return achieved by HollyFrontier compared to peer group companies. The number of shares ultimately issued or cash paid under these awards can range from zero to 200% of target award amounts. Holders of performance share units have the right to receive dividend equivalents and other distributions with respect to such performance share units based on the target level of payout.
A summary of performance share unit activity and changes during the year ended December 31, 2021 is presented below:

Performance Share Units	Grants	Weighted Average Grant Date Fair Value

Outstanding at January 1, 2021	635,204	$35.45
Granted	320,717	$38.50
Vested	(53,145)	$84.35
Forfeited	(38,150)	$37.27
Outstanding at December 31, 2021	864,626	$33.49
For the year ended December 31, 2021, we issued 67,846 shares of common stock, representing a 125% payout on vested performance share units having a grant date fair value of $4.5 million. For the years ended December 31, 2020 and 2019, we issued common stock upon the vesting of the performance share units having a grant date fair value of $6.2 million and $7.3 million, respectively. As of December 31, 2021, there was $23.1 million of total unrecognized compensation cost related to non-vested performance share units. That cost is expected to be recognized over a weighted-average period of 2.1 years.